UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

Xplore Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Summit Drive, Suite 900
Austin, Texas 78728
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(512) 336-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael J. Rapisand, Chief Financial Officer and Corporate Secretary of Xplore Technologies Corp. (the “Company”), has indicated to the Company his intention to resign from his positions with the Company. The Company is currently negotiating with Mr. Rapisand regarding the terms and the timing of his departure, in order to allow the Company to identify and elect Mr. Rapisand’s replacement.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

Reference is made to the disclosure provided in response to Item 5.02 of this Form 8-K with respect to the anticipated departure of Mr. Rapisand, which disclosure is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp. By: /s/Mark Holleran Name: Mark Holleran Title: President

Dated: July 20, 2015